Prepayments, receivables and other assets	12 Months Ended
Mar. 31, 2022
Prepayments, receivables and other assets
Prepayments, receivables and other assets
13.	Prepayments, receivables and other assets

	As of March 31,
	2021	2022

	(in millions of RMB)
Current:
Accounts receivable, net of allowance	27,076	32,813
Inventories	27,858	30,087
VAT receivables, net of allowance	17,363	23,779
Prepaid cost of revenue, sales and marketing and other expenses	18,532	17,902
Amounts due from related companies (i)	10,374	12,188
Advances to/receivables from customers, merchants and others	7,163	11,205
Deferred direct selling costs and cost of revenue (ii)	3,303	3,915
Interest receivables	2,110	2,449
Others	10,929	11,657
	124,708	145,995
Non-current:
Operating lease right-of-use assets	72,040	78,053
Deferred tax assets (Note 7)	11,041	14,475
Film costs and prepayment for licensed copyrights and others	9,349	12,425
Prepayment for acquisition of property and equipment	2,704	3,592
Others	3,298	4,602
	98,432	113,147

(i)	Amounts due from related companies primarily represent balances arising from transactions with Ant Group (Note 22), including dividend receivable from Ant Group amounting to nil and RMB3,945 million as of March 31, 2021 and 2022, respectively. The balances are unsecured, interest free and repayable within the next twelve months.
(ii)	The Company is obligated to pay certain costs upon the receipt of membership fees from merchants or other customers, which primarily consist of sales commissions, and certain costs associated with cloud services. The membership fees and cloud services revenue are initially deferred and recognized as revenue in the consolidated income statements in the period in which the services are rendered. As such, the related costs are also initially deferred and recognized in the consolidated income statements in the same period as the related service fees and revenue are recognized.